UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         Form 8-K

                       Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2015
                                                 --------------

             Dynasil Corporation of America
   ------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

 Delaware                   000-27503                22-1734088
-----------               ---------------          -------------
(State or other           (Commission              (IRS Employer
jurisdiction               File Number)         Identification No.)
of incorporation)


      313 Washington Street, Suite 403, Newton, MA  02458
  ------------------------------------------------------------
           (Address of principal executive offices)

                      (617)-668-6855
   ----------------------------------------------------------
     (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

According to public filings, a family trust affiliated with Dr. Gerald Entine, a large stockholder of the Company, has made donations of an aggregate of 588,000 shares of Dynasil common stock to educational institutions in the Boston area. Following such donations, Dr. Entine's family trust continues to hold 2,846,325 shares of Dynasil common stock, or approximately 17% of the shares outstanding.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 DYNASIL CORPORATION OF AMERICA

Date: 	March 20, 2015           By:  /s/ Thomas C. Leonard
                              	 Name: Thomas C. Leonard
				 Title:  Chief Financial Officer